Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

17. SUBSEQUENT EVENTS

On March 13, 2026, the Company held a meeting of the holders of Class B Ordinary Shares (the “Class B Meeting”) and an extraordinary general meeting of the shareholders of the Company (the “EGM”) at the principal office of the Company. At the Class B Meeting, holders of Class B Ordinary Shares approved an ordinary resolution to increase the voting rights of each Class A Ordinary Share from 10 votes to 100 votes on all matters subject to vote at general meetings of the Company. At the EGM, holders of Class A Ordinary Shares and Class B Ordinary Shares approved four proposed resolutions, including (i) a share consolidation of all Ordinary Shares at a ratio of up to 1:200, with the specific ratio and effective time at the Board’s discretion; (ii) an increase in authorized share capital in line with the consolidation ratio, immediately after the implementation of the reverse stock split; (iii) an increase in the voting rights of Class A Ordinary Shares from 10 votes to 100 votes per share on all matters subject to vote at general meetings of the Company, and (iv) the adoption of a Second Amended and Restated Memorandum and Articles of Association to give effect to the foregoing resolutions. None of these four proposals have been effective as of the issuance date of this annual report.

The Company evaluated subsequent events through April 27, 2026, the date of issuance of the consolidated financial statements, and the management determined that other than those that have been disclosed in the consolidated financial statements and subsequent events disclosed above, no subsequent events that require recognition and disclosure in the consolidated financial statements.